UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current report

Pursuant to section 13 or 15(d) of the

Securities exchange act of 1934

Date of report (Date of earliest event reported): April 22, 2013

PLYMOUTH OPPORTUNITY REIT, INC.

(Exact name of Company as specified in its Charter)

Maryland	333-173048	27-5466153
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

Two Liberty Square, 10th Floor, Boston, Massachusetts 02109

(Address of principal executive offices) (Zip Code)

Company's telephone number, including area code: (617) 340-3814

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Company’s Certifying Accountant

On April 22, 2013, Plymouth Opportunity REIT, Inc. (the "Company") dismissed KPMG LLP (KPMG) as its independent public accountants, effective immediately. The change was made by the Audit Committee of the Board Directors of the Company. The Audit Committee sought and received proposals from three other independent public accounting firms. These proposals were submitted to the Company's Audit Committee, which selected Braver PC as the Company's new auditors.

KPMG's reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2011 and 2012 did not contain an adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope, or accounting principles. During the Company’s fiscal years ended December 31, 2011 and December 31, 2012 and subsequent interim period through April 22, 2013, preceding the dismissal, there were:

(1)	No disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreement in connection with their opinion.

(2)	No reportable events, except that KPMG LLP advised the Company of a material weakness related to the Company’s financial reporting and closing process to prepare financial statements in accordance with U.S. generally accepted accounting principles. Controls over significant transactions, effective period end cut-off controls, and financial statement disclosure controls were missing or ineffective. This material weakness resulted in misstatements in various accounts in the consolidated financial statements including common stock, additional paid in capital, directors’ fees expense, asset management fee expense and general and administrative expenses that were corrected prior to the issuance of the Company’s consolidated financial statements for the year ended December 31, 2012.

The Company has furnished KPMG with a copy of the disclosure contained herein and requested that KPMG furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with such disclosure. A copy of such letter dated April 25, 2013 is filed as Exhibit 1.1 hereto.

On April 22, 2013, the Company engaged Braver PC to audit the Company’s financial statements for the year ending December 31, 2013. During the Company’s two most recent fiscal years ended December 31, 2011 and December 31, 2012, the Company did not consult with Braver PC regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

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ITEM 9.01. Financial Statements And Exhibits.

Exhibits.

Exhibit Number	Description
1.1	Letter dated April 25, 2013 from KPMG LLP to the Securities and Exchange Commission

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2013

PLYMOUTH OPPORTUNITY REIT, INC.

By: /s/ Jeffrey E. Witherell

Jeffrey E. Witherell

Chief Executive Officer

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